                                                                   EXHIBIT 99(i)

                      MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                   PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

(Dollars in Millions, Except Per Share Amounts)
                                                                     JUNE 27,
ASSETS                                                                 1997
-----------------------------------------------------------          --------

CASH AND CASH EQUIVALENTS . . . . . . . . . . . . . . . . .          $  4,528
                                                                     --------

CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
 OR DEPOSITED WITH CLEARING ORGANIZATIONS . . . . . . . . .             9,707
                                                                     --------

MARKETABLE INVESTMENT SECURITIES. . . . . . . . . . . . . .             2,659
                                                                     --------

TRADING ASSETS, AT FAIR VALUE
Corporate debt and preferred stock. . . . . . . . . . . . .            32,950
Contractual agreements. . . . . . . . . . . . . . . . . . .            16,219
Equities and convertible debentures . . . . . . . . . . . .            22,288
U.S. Government and agencies. . . . . . . . . . . . . . . .             9,595
Non-U.S. governments and agencies . . . . . . . . . . . . .            13,236
Mortgages, mortgage-backed, and asset-backed. . . . . . . .             7,018
Money markets . . . . . . . . . . . . . . . . . . . . . . .             1,609
Municipals. . . . . . . . . . . . . . . . . . . . . . . . .             1,419
                                                                     --------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . .           104,334
                                                                     --------

RESALE AGREEMENTS . . . . . . . . . . . . . . . . . . . . .            60,447
                                                                     --------

SECURITIES BORROWED . . . . . . . . . . . . . . . . . . . .            36,287
                                                                     --------

RECEIVABLES
Customers (net of allowance for doubtful accounts of $45) .            22,810
Brokers and dealers . . . . . . . . . . . . . . . . . . . .             6,683
Interest and other. . . . . . . . . . . . . . . . . . . . .             6,541
                                                                     --------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . .            36,034
                                                                     --------

INVESTMENTS OF INSURANCE SUBSIDIARIES . . . . . . . . . . .             5,034

LOANS, NOTES, AND MORTGAGES (net of allowance for
 loan losses of $122) . . . . . . . . . . . . . . . . . . .             3,866

OTHER INVESTMENTS . . . . . . . . . . . . . . . . . . . . .             1,203

PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
 (net of accumulated depreciation and amortization
 of $2,709) . . . . . . . . . . . . . . . . . . . . . . . .             1,857

OTHER ASSETS. . . . . . . . . . . . . . . . . . . . . . . .             2,080
                                                                     --------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .          $268,036
                                                                     --------
                                                                     --------

                                                                   EXHIBIT 99(i)

                      MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                   PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

(Dollars in Millions, Except Per Share Amounts)

LIABILITIES, PREFERRED SECURITIES ISSUED BY                           JUNE 27,
SUBSIDIARIES, AND STOCKHOLDERS' EQUITY                                  1997
-------------------------------------------------------------        --------

LIABILITIES

REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . .          $ 68,058
                                                                     --------
COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS. . . . . .            57,431
                                                                     --------

TRADING LIABILITIES, AT FAIR VALUE. . . . . . . . . . . . .
U.S. Government and agencies. . . . . . . . . . . . . . . .            16,436
Contractual agreements. . . . . . . . . . . . . . . . . . .            12,810
Equities and convertible debentures . . . . . . . . . . . .            16,234
Non-U.S. governments and agencies . . . . . . . . . . . . .             9,012
Corporate debt and preferred stock. . . . . . . . . . . . .             4,799
Municipals. . . . . . . . . . . . . . . . . . . . . . . . .               122
                                                                     --------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . .            59,413
                                                                     --------

CUSTOMERS . . . . . . . . . . . . . . . . . . . . . . . . .            13,677

INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . .             4,859

BROKERS AND DEALERS . . . . . . . . . . . . . . . . . . . .             7,097

OTHER LIABILITIES AND ACCRUED INTEREST. . . . . . . . . . .            15,643

LONG-TERM BORROWINGS. . . . . . . . . . . . . . . . . . . .            33,963
                                                                     --------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .           260,141
                                                                     --------

PREFERRED SECURITIES ISSUED BY SUBSIDIARIES . . . . . . . .               627
                                                                     --------

STOCKHOLDERS' EQUITY
PREFERRED STOCKHOLDERS' EQUITY. . . . . . . . . . . . . . .               425
                                                                     --------

COMMON STOCKHOLDERS' EQUITY
Common stock, par value $1.33 1/3 per share;
  authorized: 500,000,000 shares;
  issued: 472,660,324 shares. . . . . . . . . . . . . . . .               630
Paid-in capital . . . . . . . . . . . . . . . . . . . . . .             1,065
Foreign currency translation adjustment . . . . . . . . . .                 5
Net unrealized gains on investment securities
  available-for-sale (net of applicable income tax
  expense of $17) . . . . . . . . . . . . . . . . . . . . .                31
  Retained earnings . . . . . . . . . . . . . . . . . . . .             8,678
                                                                     --------
  Subtotal. . . . . . . . . . . . . . . . . . . . . . . . .            10,409
Less:
  Treasury stock, at cost: 143,611,883 shares . . . . . . .             3,099
  Employee stock transactions . . . . . . . . . . . . . . .               467
                                                                     --------

TOTAL COMMON STOCKHOLDERS' EQUITY . . . . . . . . . . . . .             6,843
                                                                     --------

TOTAL STOCKHOLDERS' EQUITY. . . . . . . . . . . . . . . . .             7,268
                                                                     --------

TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY
  SUBSIDIARIES, AND STOCKHOLDERS' EQUITY. . . . . . . . . .          $268,036
                                                                     --------
                                                                     --------

                                      7